Tompkins Financial Corporation 8-K

EXHIBIT 99.1

For more information contact:

Stephen S. Romaine, President & CEO

Francis M. Fetsko, Executive VP, CFO & COO

Tompkins Financial Corporation (888)503-5753

For Immediate Release

Friday, October 30, 2015

Tompkins Financial Corporation Reports Record Third Quarter Earnings

ITHACA, NY – Tompkins Financial Corporation (NYSEMKT:TMP)

Tompkins Financial Corporation reported diluted earnings per share of $0.96 for the third quarter of 2015, representing the best third quarter in Company history and an increase of 4.35% over $0.92 reported for the third quarter of 2014. Net income of $14.5 million for the third quarter of 2015, was up 5.6% from the $13.7 million reported for the same period in 2014.

For the year-to-date period ended September 30, 2015, diluted earnings per share were $2.96, reflecting an increase of 12.1% over the $2.64 reported for September 30, 2014. Year to date net income was $44.6 million, an increase of 13.3% from the $39.4 million reported for the same period in 2014. Year to date results were helped by a one-time curtailment gain of $3.6 million after tax ($0.24 per share), recognized in the second quarter of 2015, related to changes to the Company’s pension plan. If this gain was excluded from current year to date net income, diluted earnings per share would have been $2.72. The impact of this non-recurring item on the Company’s financial statements is more fully detailed in the non-GAAP disclosure tables included with this press release.

President and CEO, Stephen S. Romaine said "We are very pleased to report on record earnings performance for the third quarter of 2015. Continued growth in loans and deposits contributed to our success during the quarter, as earnings improved despite the challenging interest rate environment that continues to pressure net interest margin.”

Selected highlights for third quarter:

▪	Return on average equity was 11.29% for the quarter, up from 11.11% for the third quarter of 2014.
▪	Net interest income of $42.4 million was up 2.0% compared to the third quarter of 2014.
▪	Total loans of $3.6 billion were up 11.6% over September 30, 2014.
▪	Noninterest-bearing deposits of $1.1 billion were up 14.5% over the same period in 2014.
▪	Tangible book value per share increased 6.8% from the third quarter of 2014. Refer to Non-GAAP disclosure for additional details on tangible book value per share.

NET INTEREST INCOME

Net interest income of $42.4 million for the third quarter of 2015 reflected an increase of 2.0% when compared to the same period in 2014, despite a decline in net interest margin to 3.35% in the current period, down from 3.58% for the third quarter of 2014. Offsetting the decline in net interest margin was solid balance sheet growth, which included a 10.3% increase in average loans from the same quarter last year, and a 13.7% increase in average noninterest-bearing deposits over the same period.

For the year-to-date period, net interest income of $124.9 million was up 2.3% from the prior year, while net interest margin declined to 3.39% in 2015, compared to 3.58% in 2014.

NONINTEREST INCOME

Noninterest income was $17.4 million for the third quarter of 2015, and was in line with same period in 2014. Year-to-date noninterest income of $54.0 million was 2.5% ahead of the $52.7 million reported for September 30, 2014, and included gains on the sale of other real estate owned totaling $924,000 for 2015.

Noninterest income represented 29.1% of total revenue for the third quarter of 2015, compared to 29.7% for the same period in 2014. For the year-to-date period ending September 30, 2015, noninterest income represented 30.2% of total revenue, which was in line with the same period in 2014.

NONINTEREST EXPENSE

Noninterest expense was $37.9 million for the third quarter of 2015, down 1.7% compared to the third quarter of 2014. For the year-to-date period, noninterest expense was down 4.5% from the same period in 2014. The decrease in noninterest expense for the year-to-date period was mainly due to a $6.0 million gain on a pension plan curtailment recorded in the third quarter of 2015. The curtailment gain is related to a freeze of the Company’s defined benefit pension plan, which has been replaced with a more flexible defined contribution pension plan.

ASSET QUALITY

Asset quality remains strong in the third quarter of 2015. Nonperforming assets as a percentage of total assets represented 0.47% at September 30, 2015, down from 0.63% at September 30, 2014. Despite a modest increase from the 0.44% reported for the immediate prior quarter, the ratio remains well below the most recent Federal Reserve Board Peer Group Average1 of 0.80%. Additionally, substandard and special mention loans declined by $15.2 million from the same period last year, and by $628,000 from the previous quarter.

Provision for loan and lease losses was $281,000 for the third quarter of 2015, up $340,000 from the negative provision of $59,000 reported for third quarter of 2014. The increased provision expense over the third quarter of 2014 is primarily due to growth in the loan portfolio.

The Company’s allowance for loan and lease losses totaled $31.0 million at September 30, 2015. The allowance represented 0.97% of total originated loans at September 30, 2015, compared to 0.99% at year-end 2014. The allowance for loan and lease losses covered 133.18% of nonperforming loans and leases as of September 30, 2015, compared to 128.43% at year-end 2014.

CAPITAL POSITION

Capital ratios remain well above the regulatory well capitalized minimums. Tier 1 capital to average assets of 8.89% is up from 8.75% at December 31, 2014. The ratio of tangible common equity to tangible assets (refer to Non-GAAP disclosures) improved to 7.51%, up from 7.40% reported at December 31, 2014

ABOUT TOMPKINS FINANCIAL CORPORATION

Tompkins Financial Corporation is a financial services company serving the Central, Western, and Hudson Valley regions of New York and the Southeastern region of Pennsylvania. Headquartered in Ithaca, NY, Tompkins Financial is parent to Tompkins Trust Company, Tompkins Bank of Castile, Tompkins Mahopac Bank, Tompkins VIST Bank, Tompkins Insurance Agencies, Inc., and offers wealth management services through Tompkins Financial Advisors. For more information on Tompkins Financial, visit www.tompkinsfinancial.com.

NON-GAAP MEASURES

This press release contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (GAAP). Where non-GAAP disclosures are used in this press release, the comparable GAAP measure, as well as reconciliation to the comparable GAAP measure, is provided in the accompanying tables. Management believes that these non-GAAP measures provide useful information. Non-GAAP measures should not be considered a substitute for financial measures determined in accordance with GAAP and investors should consider the Company’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. See “Tompkins Financial Corporation - Summary Financial Data (Unaudited)” tables for Non-GAAP related calculations.

"Safe Harbor" Statement under the Private Securities Litigation Reform of 1995:

This press release may include forward-looking statements with respect to revenue sources, growth, market risk, and corporate objectives. The Company assumes no duty, and specifically disclaims any obligation, to update forward-looking statements, and cautions that these statements are subject to numerous assumptions, risks, and uncertainties, all of which could change over time. Actual results could differ materially from forward-looking statements.

TOMPKINS FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CONDITION

(In thousands, except share and per share data) (Unaudited)	As of	As of
ASSETS	09/30/2015	12/31/2014

Cash and noninterest bearing balances due from banks	$105,074	$53,921
Interest bearing balances due from banks	2,019	2,149
Cash and Cash Equivalents	107,093	56,070

Trading securities, at fair value	7,749	8,992
Available-for-sale securities, at fair value (amortized cost of $1,378,138 at September 30,
2015 and $1,397,458 at December 31, 2014)	1,388,283	1,402,236
Held-to-maturity securities, at amortized cost (fair value of $149,112 at September 30, 2015
and $89,036 at December 31, 2014)	146,300	88,168
Originated loans and leases, net of unearned income and deferred costs and fees (2)	3,149,386	2,839,974
Acquired loans and leases, covered (3)	15,576	19,319
Acquired loans and leases, non-covered (3)	469,351	533,995
Less: Allowance for loan and lease losses	30,965	28,997
Net Loans and Leases	3,603,348	3,364,291

FDIC indemnification asset	334	1,903
Federal Home Loan Bank stock	23,562	21,259
Bank premises and equipment, net	60,060	59,800
Corporate owned life insurance	75,368	73,725
Goodwill	92,243	92,243
Other intangible assets, net	13,028	14,649
Accrued interest and other assets	77,350	86,225
Total Assets	$5,594,718	$5,269,561

LIABILITIES
Deposits:
Interest bearing:
Checking, savings and money market	2,447,841	2,247,708
Time	877,422	898,081
Noninterest bearing	1,111,810	1,023,365
Total Deposits	4,437,073	4,169,154

Federal funds purchased and securities sold under agreements to repurchase	134,941	147,037
Other borrowings, including certain amounts at fair value of $10,736 at September 30, 2015
and $10,961 at December 31, 2014	398,946	356,541
Trust preferred debentures	37,466	37,337
Other liabilities	68,333	69,909
Total Liabilities	$5,076,759	$4,779,978

EQUITY
Tompkins Financial Corporation shareholders' equity:
Common Stock - par value $.10 per share: Authorized 25,000,000 shares; Issued:
14,941,486 at September 30, 2015; and 14,931,354 at December 31, 2014	1,494	1,493
Additional paid-in capital	350,397	348,889
Retained earnings	190,175	165,160
Accumulated other comprehensive loss	(22,028)	(24,011)
Treasury stock, at cost – 113,787 shares at September 30, 2015, and 111,436 shares
at December 31, 2014	(3,629)	(3,400)

Total Tompkins Financial Corporation Shareholders’ Equity	516,409	488,131
Noncontrolling interests	1,550	1,452
Total Equity	$517,959	$489,583
Total Liabilities and Equity	$5,594,718	$5,269,561

TOMPKINS FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
	Three Months Ended		Nine Months Ended
(In thousands, except per share data) (Unaudited)	09/30/2015	09/30/2014	09/30/2015	09/30/2014
INTEREST AND DIVIDEND INCOME
Loans	$39,235	$38,298	$114,670	$112,601
Due from banks	1	0	3	2
Trading securities	86	102	270	321
Available-for-sale securities	7,031	7,718	22,219	23,637
Held-to-maturity securities	915	288	2,185	626
Federal Home Loan Bank stock and Federal Reserve Bank stock	262	212	834	616
Total Interest and Dividend Income	47,530	46,618	140,181	137,803
INTEREST EXPENSE
Time certificates of deposits of $250,000 or more	369	387	1,058	1,022
Other deposits	2,284	2,439	6,837	7,324
Federal funds purchased and securities sold under agreements to
repurchase	685	683	2,020	2,263
Trust preferred debentures	583	573	1,726	1,714
Other borrowings	1,223	961	3,596	3,362
Total Interest Expense	5,144	5,043	15,237	15,685
Net Interest Income	42,386	41,575	124,944	122,118
Less: Provision for loan and lease losses	281	(59)	1,412	751
Net Interest Income After Provision for Loan and Lease Losses	42,105	41,634	123,532	121,367
NONINTEREST INCOME
Insurance commissions and fees	7,564	7,520	22,341	21,823
Investment services income	3,674	3,636	11,518	11,549
Service charges on deposit accounts	2,410	2,506	6,812	7,010
Card services income	2,001	1,936	5,844	5,968
Mark-to-market loss on trading securities	(69)	(87)	(206)	(181)
Mark-to-market gain on liabilities held at fair value	81	132	226	260
Other income	1,669	1,892	6,390	6,129
Gain on sale of available-for-sale securities	92	20	1,105	151
Total Noninterest Income	17,422	17,555	54,030	52,709
NONINTEREST EXPENSES
Salaries and wages	18,357	17,553	54,319	51,859
Pension and other employee benefits	5,368	4,941	10,843	15,964
Net occupancy expense of premises	2,891	2,969	9,303	9,296
Furniture and fixture expense	1,532	1,451	4,465	4,247
FDIC insurance	729	682	2,218	2,228
Amortization of intangible assets	496	518	1,503	1,570
Other operating expense	8,509	10,423	27,841	30,511
Total Noninterest Expenses	37,882	38,537	110,492	115,675
Income Before Income Tax Expense	21,645	20,652	67,070	58,401
Income Tax Expense	7,115	6,897	22,405	18,951
Net Income attributable to Noncontrolling Interests and Tompkins Financial Corporation	14,530	13,755	44,665	39,450
Less: Net income attributable to noncontrolling interests	33	33	98	98
Net Income Attributable to Tompkins Financial Corporation	$14,497	$13,722	$44,567	$39,352
Basic Earnings Per Share	$0.97	$0.92	$2.98	$2.65
Diluted Earnings Per Share	$0.96	$0.92	$2.96	$2.64

Average Consolidated Statements of Condition and Net Interest Analysis (Unaudited)

	Quarter Ended			Year to Date Period Ended			Year to Date Period Ended
	September 30, 2015			September 30, 2015			September 30, 2014
	Average			Average			Average
	Balance		Average	Balance		Average	Balance		Average
(Dollar amounts in thousands)	(QTD)	Interest	Yield/Rate	(YTD)	Interest	Yield/Rate	(YTD)	Interest	Yield/Rate
ASSETS
Interest-earning assets
Interest-bearing balances due from banks	$1,957	$1	0.20%	$1,725	$3	0.23%	$782	$2	0.34%
Securities (4)
U.S. Government securities	1,438,436	7,439	2.05%	1,441,360	22,807	2.12%	1,304,141	22,163	2.27%
Trading securities	8,008	86	4.26%	8,437	270	4.28%	10,327	321	4.16%
State and municipal (5)	85,554	783	3.63%	86,846	2,486	3.83%	96,992	3,157	4.35%
Other securities (5)	3,705	31	3.32%	3,740	91	3.25%	4,571	107	3.13%
Total securities	1,535,703	8,339	2.15%	1,540,383	25,654	2.23%	1,416,031	25,748	2.43%
FHLBNY and FRB stock	26,556	263	3.93%	23,771	834	4.69%	20,192	616	4.08%

Total loans and leases, net of unearned income (5)(6)	3,574,449	39,913	4.43%	3,479,528	116,547	4.48%	3,218,371	113,924	4.73%
Total interest-earning assets	5,138,665	48,516	3.75%	5,045,407	143,038	3.79%	4,655,376	140,290	4.03%

Other assets	347,980			352,808			368,584

Total assets	5,486,645			5,398,215			5,023,960

LIABILITIES & EQUITY
Deposits
Interest-bearing deposits
Interest bearing checking, savings, & money market	2,322,974	949	0.16%	2,332,674	2,863	0.16%	2,265,787	3,276	0.19%
Time deposits	890,933	1,704	0.76%	904,911	5,032	0.74%	901,283	5,070	0.75%
Total interest-bearing deposits	3,213,907	2,653	0.33%	3,237,585	7,895	0.33%	3,167,070	8,346	0.35%

Federal funds purchased & securities sold under
agreements to repurchase	134,620	685	2.02%	136,073	2,020	1.98%	147,775	2,263	2.05%
Other borrowings	470,060	1,223	1.03%	413,819	3,596	1.16%	258,578	3,362	1.74%
Trust preferred debentures	37,438	583	6.18%	37,395	1,726	6.17%	37,227	1,714	6.16%
Total interest-bearing liabilities	3,856,025	5,144	0.53%	3,824,872	15,237	0.53%	3,610,650	15,685	0.58%

Noninterest bearing deposits	1,052,669			1,003,318			879,691
Accrued expenses and other liabilities	68,433			65,902			54,040
Total liabilities	4,977,127			4,894,092			4,544,381

Tompkins Financial Corporation Shareholders’ equity	507,984			502,622			478,078
Noncontrolling interest	1,534			1,501			1,501
Total equity	509,518			504,123			479,579

Total liabilities and equity	$5,486,645			$5,398,215			$5,023,960
Interest rate spread			3.22%			3.26%			3.45%
Net interest income/margin on earning assets		43,373	3.35%		127,801	3.39%		124,605	3.58%

Tax Equivalent Adjustment		(987)			(2,857)			(2,487)

Net interest income per consolidated financial statements		$42,386			$124,944			$122,118

Tompkins Financial Corporation - Summary Financial Data (Unaudited)

(In thousands, except per share data)	Quarter-Ended					Year-Ended
	Sep-15	Jun-15	Mar-15	Dec-14	Sep-14	Dec-14

Period End Balance Sheet
Securities	$1,542,332	$1,536,374	$1,555,597	$1,499,396	$1,431,837	$1,499,396
Originated loans and leases, net of unearned income and deferred costs and fees (2)	3,149,386	3,013,968	2,898,533	2,839,974	2,674,971	2,839,974
Acquired loans and leases (3)	484,927	507,963	529,024	553,314	582,498	553,314
Allowance for loan and lease losses	30,965	30,091	29,485	28,997	27,786	28,997
Total assets	5,594,718	5,436,136	5,357,533	5,269,561	5,090,919	5,269,561
Total deposits	4,437,073	4,204,089	4,282,766	4,169,154	4,212,860	4,169,154
Federal funds purchased and securities sold under agreements to repurchase	134,941	131,063	135,769	147,037	128,368	147,037
Other borrowings	398,946	493,326	330,850	356,541	166,509	356,541
Trust preferred debentures	37,466	37,423	37,380	37,337	37,298	37,337
Total common equity	516,409	503,877	502,811	488,131	489,061	488,131
Total equity	517,959	505,394	504,296	489,583	490,611	489,583

Average Balance Sheet
Average earning assets	$5,138,665	$5,038,586	$4,956,972	$4,799,027	$4,695,860	$4,691,582
Average assets	5,486,645	5,391,114	5,315,002	5,193,347	5,058,608	5,066,655
Average interest-bearing liabilities	3,856,025	3,835,430	3,782,355	3,668,311	3,587,673	3,625,184
Average equity	509,518	505,667	497,047	495,531	489,920	483,599

Share data
Weighted average shares outstanding (basic)	14,739,915	14,751,844	14,701,397	14,639,631	14,711,709	14,676,622
Weighted average shares outstanding (diluted)	14,866,735	14,878,107	14,837,935	14,765,855	14,795,343	14,789,624
Period-end shares outstanding	14,905,576	14,942,107	14,962,079	14,895,444	14,794,092	14,895,444
Common equity book value per share	$34.65	$33.72	$33.61	$32.77	$33.06	$32.77
Tangible book value per share (Non-GAAP)	$27.64	$26.71	$26.56	$25.66	$25.87	$25.66

Income Statement
Net interest income	$42,386	$41,330	$41,228	$41,692	$41,575	$163,810
Provision (Credit) for loan/lease losses	281	922	209	1,555	(59)	2,306
Noninterest income	17,422	18,962	17,646	18,056	17,555	70,765
Noninterest expense	37,882	32,918	39,692	39,018	38,537	154,693
Income tax expense	7,115	9,030	6,260	6,453	6,897	25,404
Net income attributable to Tompkins Financial Corporation	14,497	17,390	12,680	12,689	13,722	52,041
Noncontrolling interests	33	32	33	33	33	131
Basic earnings per share (9)	$0.97	$1.16	$0.85	$0.86	$0.92	$3.51
Diluted earnings per share (9)	$0.96	$1.15	$0.84	$0.85	$0.92	$3.48

Nonperforming Assets
Originated nonaccrual loans and leases	$14,821	$14,566	$13,811	$14,299	$16,319	$14,299
Acquired nonaccrual loans and leases	4,908	5,030	4,683	4,729	4,998	4,729
Originated loans and leases 90 days past due and accruing	57	58	236	106	395	106
Troubled debt restructurings not included above	3,465	1,939	1,589	3,444	3,800	3,444
Total nonperforming loans and leases	23,251	21,593	20,319	22,578	25,512	22,578
OREO (8)	3,188	2,570	5,816	5,683	6,533	5,683
Total nonperforming assets	$26,439	$24,163	$26,135	$28,261	$32,045	$28,261

Tompkins Financial Corporation - Summary Financial Data (Unaudited) - continued
		Quarter-Ended									Year-Ended
Delinquency - Originated loan and lease portfolio		Sep-15		Jun-15		Mar-15		Dec-14		Sep-14		Dec-14
Loans and leases 30-89 days past due and
accruing (2)		$3,550		$3,315		$2,438		$6,849		$3,811		$6,849
Loans and leases 90 days past due and accruing (2)		57		58		236		106		395		106
Total originated loans and leases past due and accruing (2)		3,607		3,373		2,674		6,955		4,206		6,955

Delinquency - Acquired loan and lease portfolio
Covered loans and leases 30-89 days past due and accruing (3)(7)		$309		$455		$547		$533		$0		$533
Covered loans and leases 90 days or more past
due and accruing (3)(7)		508		674		682		914		1,149		914
Non-covered loans and leases 30-89 days past
due and accruing (3)(7)		1,028		917		2,546		1,186		736		1,186
Non-covered loans and leases 90 days past
due and accruing (3)(7)		2,069		3,031		2,811		2,614		3,171		2,614
Total acquired loans and leases past due and accruing		3,914		5,077		6,586		5,247		5,056		5,247
Total loans and leases past due and accruing		$7,521		$8,450		$9,260		$12,202		$9,262		$12,202

Allowance for Loan Losses - Originated loan and lease portfolio
Balance at beginning of period		$29,428		$28,690		$28,156		$27,185		$26,752		$26,700
Provision (Credit) for loan and lease losses		173		769		340		1,102		(264)		1,293
Net loan and lease charge-offs (recoveries)		(849)		31		(194)		131		(697)		(163)
Allowance for loan and lease losses (originated		30,450		29,428		28,690		28,156		27,185		28,156
loan portfolio) - balance at end of period	$		$		$		$		$		$

Allowance for Loan Losses - Acquired loan and lease portfolio
Balance at beginning of period		$663		$795		$841		$601		$765		$1,270
Provision (Credit) for loan and lease losses		108		153		(131)		453		205		1,013
Net loan and lease charge-offs (recoveries)		256		285		(85)		213		369		1,442
Allowance for loan and lease losses (acquired
loan portfolio) - balance at end of period		515		663		795		841		601		841
Total allowance for loan and lease losses		$30,965		$30,091		$29,485		$28,997		$27,786		$28,997

Loan Classification - Originated Portfolio
Special Mention		$25,133		$25,706		$34,965		$36,331		$27,854		$36,331
Substandard		19,937		21,600		19,150		19,970		25,889		19,970
Loan Classification - Acquired Portfolio
Special Mention		1,446		1,589		5,053		5,758		7,605		5,758
Substandard		23,683		21,932		21,752		21,567		24,034		21,567
Loan Classifications - Total Portfolio
Special Mention		26,579		27,295		40,018		42,089		35,459		42,089
Substandard		43,620		43,532		40,902		41,537		49,923		41,537

Tompkins Financial Corporation - Summary Financial Data (Unaudited) - continued

RATIO ANALYSIS	Quarter-Ended					Year-Ended
Credit Quality	Sep-15	Jun-15	Mar-15	Dec-14	Sep-14	Dec-14
Nonperforming loans and leases/total loans and leases (7)	0.64%	0.61%	0.59%	0.67%	0.78%	0.67%
Nonperforming assets/total assets	0.47%	0.44%	0.49%	0.54%	0.63%	0.54%
Allowance for originated loan and lease losses/total originated loans and leases	0.97%	0.98%	0.99%	0.99%	1.02%	0.99%
Allowance/nonperforming loans and leases	133.18%	139.36%	145.11%	128.43%	108.92%	128.43%
Net loan and lease losses (recoveries) annualized/total average loans and leases	(0.07%)	0.04%	(0.03%)	0.04%	(0.04%)	0.04%

Capital Adequacy (period-end)
Tier 1 capital / average assets *	8.89%	8.92%	8.85%	8.75%	8.85%	8.75%
Total capital / risk-weighted assets *	13.29%	13.46%	13.37%	13.60%	13.92%	13.60%
*Beginning with March 31, 2015, ratios are calculated utilizing Basel III regulatory capital framework

Profitability
Return on average assets *	1.05%	1.29%	0.97%	0.97%	1.08%	1.03%
Return on average equity *	11.29%	13.79%	10.35%	10.16%	11.11%	10.76%
Net interest margin (TE) *	3.35%	3.37%	3.45%	3.53%	3.58%	3.57%
* Quarterly ratios have been annualized

Non-GAAP Disclosure - Adjusted Diluted Earnings Per Share
Net income available to common shareholders	$14,497	$17,390	$12,680	$12,689	$13,722	$52,041
Less: Dividends and undistributed earnings allocated to unvested restricted stock awards	189	234	182	150	119	503
Adjusted net income available to common shareholders	14,308	17,156	12,498	12,539	13,603	51,538
Gain on pension plan curtailment (net of tax)	0	(3,602)	0	0	0	0
Net operating income (Non-GAAP)	14,308	13,554	12,498	12,539	13,603	51,538
Weighted average shares outstanding (diluted)	14,866,735	14,878,107	14,837,935	14,765,855	14,795,343	14,789,624
Adjusted diluted earnings per share (Non-GAAP) (9)	$0.96	$0.91	$0.84	$0.85	$0.92	$3.48

Non-GAAP Disclosure - Tangible Common Equity / Tangible Assets
Total Common equity	$516,409	$503,877	$502,811	$488,131	$489,061	$488,131
Less: Goodwill and intangibles (10)	104,349	104,845	105,344	105,852	106,377	105,852
Tangible common equity	412,060	399,032	397,467	382,279	382,684	382,279
Total assets	5,594,718	5,436,136	5,357,533	5,269,561	5,090,919	5,269,561
Less: Goodwill and intangibles (10)	104,349	104,845	105,344	105,852	106,377	105,852
Tangible assets	5,490,369	5,331,291	5,252,189	5,163,709	4,984,542	5,163,709
Tangible common equity / tangible assets (Non-GAAP)	7.51%	7.48%	7.57%	7.40%	7.68%	7.40%

Tompkins Financial Corporation - Summary Financial Data (Unaudited) - continued

Non-GAAP Disclosure - Return on Average	Quarter-Ended					Year-Ended
Tangible Common Equity	Sep-15	Jun-15	Mar-15	Dec-14	Sep-14	Dec-14
Net income available to common shareholders	$14,497	$17,390	$12,680	$12,689	$13,722	$52,041
Less: Dividends and undistributed earnings allocated to unvested restricted stock awards	189	234	182	150	119	503
Adjusted net income available to common shareholders	14,308	17,156	12,498	12,539	13,603	51,538
Gain on pension plan curtailment (net of tax)	0	(3,602)	0	0	0	0
Net operating income (Non-GAAP)	14,308	13,554	12,498	12,539	13,603	51,538
Amortization of intangibles (net of tax)	298	300	304	315	311	1,257
Adjusted net operating income (Non-GAAP)	14,606	13,854	12,802	12,854	13,914	52,795
Average common equity	507,984	504,166	495,579	493,986	488,386	482,087
Less: Average goodwill and intangibles (10)	104,633	105,130	105,644	106,151	106,471	106,748
Average tangible common equity capital	403,351	399,036	389,935	387,835	381,915	375,339
Adjusted operating return on average tangible common equity (annualized) (Non-GAAP)	14.37%	13.93%	13.32%	13.15%	14.46%	14.07%

Non-GAAP Disclosure - Tangible Book Value Per Share
Total common equity	$516,409	$503,877	$502,811	$488,131	$489,061	$488,131
Less: Goodwill and intangibles (10)	104,349	104,845	105,344	105,852	106,377	105,852
Tangible common equity	412,060	399,032	397,467	382,279	382,684	382,279
Ending shares outstanding	14,905,576	14,942,107	14,962,079	14,895,444	14,794,092	14,895,444
Tangible book value per share (Non-GAAP)	$27.64	$26.71	$26.56	$25.66	$25.87	$25.66

Non-GAAP Disclosure - YTD adjusted diluted earnings per share
		Sep-15	Sep-14
Net income available to common shareholders		$44,567	$39,352
Less: Dividends and undistributed earnings allocated to unvested restricted stock awards		609	353
Adjusted net income available to common shareholders		43,958	38,999
Gain on pension plan curtailment		(3,602)	0
Net operating income (Non-GAAP)		40,356	38,999
Weighted average shares outstanding (diluted)		14,861,003	14,797,520
Adjusted diluted earnings per share (Non-GAAP)		$2.72	$2.64

(1) Federal Reserve peer ratio as of June 30, 2015, includes banks and bank holding companies with consolidated assets between $3 billion and $10 billion.

(2) "Originated" equals loans and leases not included by definition in "acquired loans".

(3)"Acquired Loans and Leases" equals loans and leases acquired at fair value, accounted for in accordance with FASB ASC Topic 805. "Covered Loans" are loans for which the Company will share losses with the FDIC and consist of loans VIST Bank acquired as part of an FDIC-assisted transaction during the fourth quarter of 2010.

(4) Average balances and yields on available-for-sale securities are based on historical amortized cost.

(5) Interest income includes the tax effects of taxable-equivalent basis.

(6) Nonaccrual loans are included in the average asset totals presented above. Payments received on nonaccrual loans have been recognized as disclosed in Note 1 of the Company's consolidated financial statements included in Part I of the Company's annual report on Form 10-K for the fiscal year ended December 31, 2014.

(7) Certain acquired loans and leases that are past due are not on nonaccrual and are not included in nonperforming loans. The risk of credit loss on these loans has been considered by virtue of the Corporation's estimate of acquisition-date fair value and these loans are considered accruing as the Corporation primarily recognizes interest income through accretion of the difference between the carrying value of these loans and their expected cash flows.

(8) Includes all other real estate owned, including those balances acquired through business combinations.

(9)Earnings per share year-to-date may not equal the sum of the quarterly earnings per share as a result of rounding of average shares.

(10) "Goodwill and intangibles" equal Total Intangible Assets less Mortgage Servicing Rights in the above tables.